Exhibit 13.2

LION BIOSCIENCE AKTIENGESELLSCHAFT

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LION bioscience Aktiengesellschaft (the “Company”) on Form 20-F for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin Hollenhorst, Co-Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2004 and results of operations of the Company for the year ended March 31, 2004.

/s/ Martin Hollenhorst
Name:	Martin Hollenhorst,
Title:	Co-Chief Executive Officer and Chief Financial Officer
Date:	September 24, 2004